UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 18, 2008
000-51562
Commission file number
AMERICAN COMMERCIAL LINES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-3177794 (I.R.S. Employer Identification No.)

1701 E. Market Street, Jeffersonville, Indiana (Address of principal executive offices)	47130 (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: N/A

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On February 18, 2008, American Commercial Lines Inc. (the “Company”) issued a press release announcing the Company’s results for the fourth quarter and year ended December 31, 2007. A copy of the release issued by the Company on February 18, 2008 is furnished as Exhibit 99.1 with this Current Report on Form 8-K.
ITEM 7.01. REGULATION FD DISCLOSURE.
     The Company has provided certain supplemental financial information that can be accessed through the Company’s Investor Relations website at http://www.aclines.com.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Release, dated February 18, 2008, issued by American Commercial Lines Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
Date: February 19, 2008	By:	/s/ Douglas C. Ruschman
Douglas C. Ruschman
Vice President Legal

EXHIBIT INDEX

Exhibit 99.1	Release, dated February 18, 2008, issued by American Commercial Lines Inc.